Exhibit 99.2

			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	15,780	17,176	16,506	16,294	65,756	14,984	13,988			28,972
Equity in earnings of affiliates	326	375	443	90	1,234	486	529			1,015
Gain on dispositions	613	35	(260)	(18)	370	940	583			1,523
Other income	84	82	6	102	274	60	66			126
Total Revenues and Other Income	16,803	17,668	16,695	16,468	67,634	16,470	15,166			31,636

Costs and Expenses
Purchased commodities	6,958	7,681	7,976	7,360	29,975	6,120	5,758			11,878
Production and operating expenses	1,579	1,595	1,767	1,801	6,742	1,638	1,883			3,521
Selling, general and administrative expenses	248	203	145	271	867	327	235			562
Exploration expenses	176	264	266	360	1,066	679	270			949
Depreciation, depletion and amortization	1,848	1,846	1,645	1,676	7,015	1,623	1,626			3,249
Impairments	-	-	-	321	321	214	82			296
Taxes other than income taxes	884	1,198	904	1,035	4,021	1,101	906			2,007
Accretion on discounted liabilities	105	107	107	107	426	107	105			212
Interest and debt expense	257	242	230	225	954	190	197			387
Foreign currency transaction (gains) losses	7	18	50	(53)	22	4	15			19
Total Costs and Expenses	12,062	13,154	13,090	13,103	51,409	12,003	11,077			23,080
Income from continuing operations before income taxes	4,741	4,514	3,605	3,365	16,225	4,467	4,089			8,556
Provision for income taxes	2,424	2,214	2,110	2,022	8,770	2,226	2,334			4,560
Income from continuing operations	2,317	2,300	1,495	1,343	7,455	2,241	1,755			3,996
Income (loss) from discontinued operations	725	1,119	1,136	2,067	5,047	714	534			1,248
Net Income	3,042	3,419	2,631	3,410	12,502	2,955	2,289			5,244
Less: net income attributable to noncontrolling interests	(14)	(17)	(15)	(20)	(66)	(18)	(22)			(40)
Net Income Attributable to ConocoPhillips	3,028	3,402	2,616	3,390	12,436	2,937	2,267			5,204

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic
Continuing operations	1.61	1.63	1.09	1.01	5.38	1.70	1.39			3.13
Discontinued operations	0.50	0.80	0.84	1.57	3.66	0.59	0.43			0.98
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	2.11	2.43	1.93	2.58	9.04	2.29	1.82			4.11
Diluted
Continuing operations	1.59	1.62	1.08	1.00	5.33	1.69	1.38			3.10
Discontinued operations	0.50	0.79	0.83	1.56	3.64	0.58	0.42			0.98
Net Income Attributable to ConocoPhillips
Per Share of Common Stock	2.09	2.41	1.91	2.56	8.97	2.27	1.80			4.08

Average Common Shares Outstanding (in thousands)
Basic	1,432,285	1,399,473	1,357,710	1,312,184	1,375,035	1,283,493	1,248,300			1,265,896
Diluted	1,445,477	1,412,147	1,369,562	1,322,773	1,387,100	1,293,104	1,258,189			1,275,667

INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES

Alaska	894	781	789	691	3,155	983	856			1,839

Lower 48 and Latin America	520	528	504	477	2,029	426	207			633

Canada	(23)	123	85	(139)	46	(725)	(134)			(859)

Europe	1,468	1,625	1,386	1,809	6,288	1,464	1,896			3,360

Asia Pacific and Middle East	1,388	1,501	944	1,147	4,980	2,204	1,090			3,294

Other International	438	252	161	(235)	616	484	553			1,037

LUKOIL Investment	362	-	-	-	362	-	-			-

Corporate and Other	(306)	(296)	(264)	(385)	(1,251)	(369)	(379)			(748)

Consolidated	4,741	4,514	3,605	3,365	16,225	4,467	4,089			8,556

EFFECTIVE INCOME TAX RATES FOR
CONTINUING OPERATIONS

Alaska*	36.8%	37.0%	36.3%	38.5%	37.1%	36.9%	35.7%			36.4%

Lower 48 and Latin America	37.5%	36.0%	33.8%	38.9%	36.5%	40.2%	42.6%			41.0%

Canada	217.5%	18.4%	14.2%	21.8%	-100.3%	24.3%	29.8%			25.2%

Europe	68.3%	67.2%	80.7%	68.8%	70.9%	73.4%	64.7%			68.5%

Asia Pacific and Middle East	36.9%	35.3%	48.9%	33.4%	37.9%	20.4%	27.1%			22.6%

Other International	72.8%	68.7%	67.4%	-46.2%	115.2%	82.2%	103.4%			93.5%

LUKOIL Investment	34.1%	0.0%	0.0%	0.0%	34.1%	0.0%	0.0%			0.0%

Corporate and Other	2.3%	27.8%	18.4%	35.7%	22.0%	14.9%	30.2%			22.7%

Consolidated	51.1%	49.1%	58.5%	60.1%	54.1%	49.8%	57.1%			53.3%
* Alaska including taxes other than income taxes	60.2%	69.3%	64.4%	71.4%	66.5%	66.0%	63.9%			65.0%

			2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	564	492	502	426	1,984	620	551			1,171

Lower 48 and Latin America*	325	337	334	292	1,288	255	119			374

Canada	27	101	73	(110)	91	(549)	(94)			(643)

Europe	466	533	266	565	1,830	389	669			1,058

Asia Pacific and Middle East	863	956	469	744	3,032	1,738	772			2,510

Other International	119	79	53	(345)	(94)	86	(19)			67

LUKOIL Investment	239	-	-	-	239	-	-			-

Corporate and Other	(299)	(214)	(215)	(248)	(976)	(314)	(265)			(579)

Discontinued Operations	724	1,118	1,134	2,066	5,042	712	534			1,246

Consolidated	3,028	3,402	2,616	3,390	12,436	2,937	2,267			5,204
* Lower 48 only:	312	301	299	270	1,182	234	104			338

SPECIAL ITEMS (AFTER-TAX)

Alaska	-	(54)	-	-	(54)	-	-			-

Lower 48 and Latin America*	151	8	(1)	(47)	111	-	-			-

Canada	4	19	-	(202)	(179)	(520)	-			(520)

Europe	-	-	(109)	-	(109)	-	255			255

Asia Pacific and Middle East	-	-	(320)	(101)	(421)	937	(17)			920

Other International	-	-	-	(395)	(395)	-	-			-

LUKOIL Investment	237	-	-	-	237	-	-			-

Corporate and Other	-	-	-	(45)	(45)	(33)	(40)			(73)

Discontinued Operations	724	1,118	1,134	2,066	5,042	712	534			1,246

Consolidated	1,116	1,091	704	1,276	4,187	1,096	732			1,828
* Lower 48 only:	151	(1)	(1)	(47)	102	-	-			-

ADJUSTED EARNINGS

Alaska	564	546	502	426	2,038	620	551			1,171

Lower 48 and Latin America*	174	329	335	339	1,177	255	119			374

Canada	23	82	73	92	270	(29)	(94)			(123)

Europe	466	533	375	565	1,939	389	414			803

Asia Pacific and Middle East	863	956	789	845	3,453	801	789			1,590

Other International	119	79	53	50	301	86	(19)			67

LUKOIL Investment	2	-	-	-	2	-	-			-

Corporate and Other	(299)	(214)	(215)	(203)	(931)	(281)	(225)			(506)

Consolidated	1,912	2,311	1,912	2,114	8,249	1,841	1,535			3,376
* Lower 48 only:	161	302	300	317	1,080	234	104			338

	2011					2012
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS (AFTER-TAX)

Alaska
Cancelled projects	-	(54)	-	-	(54)	-	-			-
Total	-	(54)	-	-	(54)	-	-			-

Lower 48 and Latin America
Gain (loss) on asset sales	151	8	(1)	(3)	155	-	-			-
Impairments	-	-	-	(44)	(44)	-	-			-
Total	151	8	(1)	(47)	111	-	-			-

Canada
Gain (loss) on asset sales	4	19	-	(12)	11	-	-			-
Impairments	-	-	-	(190)	(190)	(520)	-			(520)
Total	4	19	-	(202)	(179)	(520)	-			(520)

Europe
International tax law changes	-	-	(109)	-	(109)	-	-			-
Gain (loss) on asset sales	-	-	-	-	-	-	285			285
Impairments	-	-	-	-	-	-	(30)			(30)
Total	-	-	(109)	-	(109)	-	255			255

Asia Pacific and Middle East
Gain (loss) on asset sales	-	-	(279)	-	(279)	937	-			937
Bohai Bay incidents	-	-	(41)	(101)	(142)	-	(89)			(89)
Deferred tax adjustment	-	-	-	-	-	-	72			72
Total	-	-	(320)	(101)	(421)	937	(17)			920

Other International
Impairments	-	-	-	(395)	(395)	-	-			-
Total	-	-	-	(395)	(395)	-	-			-

LUKOIL Investment
Gain (loss) on asset sales	237	-	-	-	237	-	-			-
Total	237	-	-	-	237	-	-			-

Corporate and Other
Impairments	-	-	-	(20)	(20)	-	-			-
Separation costs	-	-	-	(25)	(25)	(33)	(40)			(73)
Total	-	-	-	(45)	(45)	(33)	(40)			(73)

Discontinued Operations	724	1,118	1,134	2,066	5,042	712	534			1,246

Total Company	1,116	1,091	704	1,276	4,187	1,096	732			1,828

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income	3,042	3,419	2,631	3,410	12,502	2,955	2,289			5,244
Depreciation, depletion and amortization	1,848	1,846	1,645	1,676	7,015	1,623	1,626			3,249
Impairments	-	-	-	321	321	214	82			296
Dry hole costs and leasehold impairments	50	89	151	180	470	518	116			634
Accretion on discounted liabilities	105	107	107	107	426	107	105			212
Deferred taxes	(148)	107	271	178	408	146	301			447
Undistributed equity earnings	(215)	(70)	(7)	166	(126)	(73)	(178)			(251)
Loss (gain) on dispositions	(613)	(35)	260	18	(370)	(940)	(583)			(1,523)
Loss (income) from discontinued operations	(725)	(1,119)	(1,136)	(2,067)	(5,047)	(714)	(534)			(1,248)
Other	(118)	(22)	(40)	(210)	(390)	173	(273)			(100)
Net working capital changes	(153)	(1,042)	1,161	(698)	(732)	160	(752)			(592)
Net cash provided by continuing operations	3,073	3,280	5,043	3,081	14,477	4,169	2,199			6,368
Net cash provided by (used in) discontinued operations	(1,126)	2,994	570	2,731	5,169	13	151			164
Net Cash Provided by Operating Activities	1,947	6,274	5,613	5,812	19,646	4,182	2,350			6,532

Cash Flows from Investing Activities
Capital expenditures and investments	(2,721)	(2,669)	(3,357)	(3,497)	(12,244)	(4,041)	(3,817)			(7,858)
Proceeds from asset dispositions	1,757	106	91	238	2,192	1,102	464			1,566
Net sales (purchases) of short-term investments	(1,170)	(424)	(29)	2,023	400	92	505			597
Long-term advances to/collections from
related parties and other investments	54	25	34	32	145	49	25			74
Net cash provided by (used in) continuing operations	(2,080)	(2,962)	(3,261)	(1,204)	(9,507)	(2,798)	(2,823)			(5,621)
Net cash provided by (used in) discontinued operations	(131)	279	16	2,328	2,492	(212)	(92)			(304)
Net Cash Provided by (Used in) Investing Activities	(2,211)	(2,683)	(3,245)	1,124	(7,015)	(3,010)	(2,915)			(5,925)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(367)	(11)	(41)	(515)	(934)	(47)	831			784
Special cash distribution from Phillips 66	-	-	-	-	-	-	7,818			7,818
Change in restricted cash	-	-	-	-	-	-	(5,000)			(5,000)
Issuance of company common stock	75	24	10	(13)	96	36	9			45
Repurchase of company common stock	(1,636)	(3,149)	(3,199)	(3,139)	(11,123)	(1,899)	(3,050)			(4,949)
Dividends paid on company common stock	(944)	(917)	(900)	(871)	(3,632)	(843)	(818)			(1,661)
Other	(183)	(174)	(185)	(143)	(685)	(199)	(170)			(369)
Net cash used in continuing operations	(3,055)	(4,227)	(4,315)	(4,681)	(16,278)	(2,952)	(380)			(3,332)
Net cash provided by (used in) discontinued operations	(6)	(8)	(7)	(6)	(27)	(318)	(1,701)			(2,019)
Net Cash Used in Financing Activities	(3,061)	(4,235)	(4,322)	(4,687)	(16,305)	(3,270)	(2,081)			(5,351)

Effect of Exchange Rate Changes	43	(23)	(114)	94	-	25	(17)			8

Net Change in Cash and Cash Equivalents	(3,282)	(667)	(2,068)	2,343	(3,674)	(2,073)	(2,663)			(4,736)
Cash and cash equivalents at beginning of period	9,454	6,172	5,505	3,437	9,454	5,780	3,707			5,780
Cash and Cash Equivalents at End of Period	6,172	5,505	3,437	5,780	5,780	3,707	1,044			1,044

CAPITAL PROGRAM

Capital expenditures and investments
Alaska	195	196	194	190	775	186	202			388

Lower 48 and Latin America	774	761	1,247	1,100	3,882	1,267	1,288			2,555

Canada	519	209	431	602	1,761	629	428			1,057

Europe	405	524	611	682	2,222	622	735			1,357

Asia Pacific and Middle East	513	670	580	562	2,325	699	886			1,585

Other International	287	265	249	236	1,037	577	228			805

Corporate and Other	28	44	45	125	242	61	50			111
Total capital expenditures and investments	2,721	2,669	3,357	3,497	12,244	4,041	3,817			7,858

Loans and advances - Other International	(4)	7	11	(5)	9	(4)	(2)			(6)
Joint venture acquisition obligation (principal) - Canada	170	173	175	177	695	180	181			361
Total Capital Program	2,887	2,849	3,543	3,669	12,948	4,217	3,996			8,213

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total, including equity affiliates (MBOED)	1,702	1,640	1,538	1,597	1,619	1,637	1,542			1,590

Crude Oil (MBD)
Consolidated operations	663	620	552	586	605	616	577			596
Equity affiliates	53	48	41	37	45	34	31			33
Total	716	668	593	623	650	650	608			629
Over (under) lifting of crude oil (MBD)	15	8	7	2	8	(11)	29			9

NGL (MBD)
Consolidated operations	137	138	141	153	142	158	147			152
Equity affiliates	7	8	7	7	7	8	7			8
Total	144	146	148	160	149	166	154			160

Bitumen (MBD)
Consolidated operations	11	8	11	11	10	11	11			11
Equity affiliates	53	59	53	62	57	73	77			75
Total	64	67	64	73	67	84	88			86

Natural Gas (MMCFD)
Consolidated operations	4,162	4,031	3,918	3,985	4,024	3,917	3,662			3,789
Equity affiliates	507	521	479	462	492	505	491			498
Total	4,669	4,552	4,397	4,447	4,516	4,422	4,153			4,287

Industry Prices (Platt's)
Crude Oil ($/BBL)
WTI spot	93.98	102.44	89.70	94.07	95.05	102.99	93.44			98.21
WCS spot	71.47	84.88	75.38	81.64	78.34	75.99	73.62			74.80
Brent dated	104.97	117.36	113.46	109.31	111.27	118.49	108.19			113.34
Natural Gas ($/MMBTU)
Henry Hub first of month	4.11	4.32	4.20	3.54	4.04	2.72	2.21			2.47

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	98.32	113.30	106.80	106.41	106.05	112.38	105.89			109.13
Equity affiliates	98.83	108.48	104.11	102.10	103.42	111.37	99.28			105.59
Total	98.35	112.95	106.61	106.14	105.87	112.33	105.56			108.95

NGL ($/BBL)
Consolidated operations	50.77	55.85	54.76	53.39	53.74	52.33	41.96			47.23
Equity affiliates	72.58	73.49	70.79	65.48	70.62	88.24	70.28			78.81
Total	52.27	56.88	55.61	54.03	54.71	54.11	43.55			48.90

Bitumen ($/BBL)
Consolidated operations	47.94	56.91	45.79	69.04	55.16	64.95	54.75			59.55
Equity affiliates	56.15	67.05	60.65	70.42	63.93	60.04	50.85			55.34
Total	54.77	65.74	58.14	70.20	62.56	60.66	51.38			55.89

Natural Gas ($/MCF)
Consolidated operations	5.54	5.79	5.77	5.47	5.64	5.09	4.63			4.87
Equity affiliates	2.59	3.28	2.85	2.83	2.89	2.58	2.79			2.68
Total	5.22	5.50	5.45	5.19	5.34	4.80	4.41			4.61

Exploration Expenses ($ Millions)
Dry holes	9	48	111	141	309	6	64			70
Leasehold impairment	41	41	40	39	161	512	52			564
Total noncash expenses	50	89	151	180	470	518	116			634
Other (G&A, G&G and lease rentals)	126	175	115	180	596	161	154			315
Total exploration expenses	176	264	266	360	1,066	679	270			949

U.S. exploration expenses	69	108	105	114	396	87	96			183
International exploration expenses	107	156	161	246	670	592	174			766

DD&A ($ Millions)
Alaska	136	151	134	155	576	135	133			268
Lower 48 and Latin America	514	531	552	560	2,157	603	625			1,228
Canada	380	396	381	348	1,505	324	333			657
Europe	442	400	283	317	1,442	266	246			512
Asia Pacific and Middle East	307	302	231	223	1,063	211	210			421
Other International	52	47	44	53	196	60	58			118
Corporate and Other	17	19	20	20	76	24	21			45
Total DD&A	1,848	1,846	1,645	1,676	7,015	1,623	1,626			3,249

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	198	207	187	210	200	208	190			199
Lower 48	83	88	95	107	94	117	115			116
Canada	12	11	12	12	12	13	14			13
Norway	125	111	108	114	114	112	103			108
United Kingdom	59	57	42	43	50	44	35			39
Europe	184	168	150	157	164	156	138			147
Australia/Timor-Leste	19	17	17	16	18	17	15			16
China	77	70	35	26	52	23	31			27
Indonesia	10	11	12	11	11	10	8			9
Vietnam	22	19	17	15	18	11	-			5
AP/ME	128	117	81	68	99	61	54			57
Algeria	13	13	13	13	13	12	11			12
Libya	28	-	-	4	8	35	43			39
Nigeria	17	16	14	15	15	14	12			13
Other International	58	29	27	32	36	61	66			64
Total consolidated operations	663	620	552	586	605	616	577			596
Equity affiliates	53	48	41	37	45	34	31			33
Total	716	668	593	623	650	650	608			629

NGL (MBD)
Consolidated operations
Alaska	16	16	12	17	15	18	16			17
Lower 48	67	72	79	79	74	84	83			83
Canada	25	25	25	31	26	25	22			24
Norway	6	6	5	5	6	5	4			5
United Kingdom	6	6	4	5	5	5	4			4
Europe	12	12	9	10	11	10	8			9
Australia/Timor-Leste	13	11	13	12	12	12	9			10
Indonesia	1	-	-	-	-	6	5			5
AP/ME	14	11	13	12	12	18	14			15
Nigeria	3	2	3	4	4	3	4			4
Other International	3	2	3	4	4	3	4			4
Total consolidated operations	137	138	141	153	142	158	147			152
Equity affiliates	7	8	7	7	7	8	7			8
Total	144	146	148	160	149	166	154			160

Bitumen (MBD)
Consolidated operations	11	8	11	11	10	11	11			11
Equity affiliates	53	59	53	62	57	73	77			75
Total	64	67	64	73	67	84	88			86

Natural Gas (MMCFD)
Consolidated operations
Alaska	67	62	56	59	61	59	56			57
Lower 48	1,522	1,589	1,561	1,547	1,556	1,502	1,456			1,479
Canada	944	947	929	891	928	863	864			864
Norway	208	130	130	185	163	195	141			168
United Kingdom	543	457	381	472	463	437	399			418
Europe	751	587	511	657	626	632	540			586
Australia/Timor-Leste	237	236	253	209	234	249	159			204
China	-	-	-	-	-	-	1			1
Indonesia	467	445	437	451	450	441	427			434
Vietnam	16	13	10	7	11	7	-			3
AP/ME	720	694	700	667	695	697	587			642
Libya	5	-	-	1	1	3	6			4
Nigeria	153	152	161	163	157	161	153			157
Other International	158	152	161	164	158	164	159			161
Total consolidated operations	4,162	4,031	3,918	3,985	4,024	3,917	3,662			3,789
Equity affiliates	507	521	479	462	492	505	491			498
Total	4,669	4,552	4,397	4,447	4,516	4,422	4,153			4,287

Total (MBOED)
Consolidated operations
Alaska	225	233	208	237	225	236	215			226
Lower 48	404	425	434	444	428	451	441			446
Canada	205	203	203	202	203	193	191			192
Norway	166	139	136	150	147	149	131			141
United Kingdom	155	139	109	127	132	122	105			113
Europe	321	278	245	277	279	271	236			254
Australia/Timor-Leste	72	67	72	63	69	70	51			59
China	77	70	35	26	52	23	31			27
Indonesia	89	85	85	86	86	90	84			86
Vietnam	25	21	18	16	20	12	-			6
AP/ME	263	243	210	191	227	195	166			178
Algeria	13	13	13	13	13	12	11			12
Libya	29	-	-	4	8	36	43			40
Nigeria	45	43	44	46	45	44	42			43
Other International	87	56	57	63	66	92	96			95
Total consolidated operations	1,505	1,438	1,357	1,414	1,428	1,438	1,345			1,391
Equity affiliates	197	202	181	183	191	199	197			199
Total	1,702	1,640	1,538	1,597	1,619	1,637	1,542			1,590

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	95.56	113.75	107.26	108.51	105.95	112.20	112.38			112.28
Lower 48	88.01	99.70	89.13	94.07	92.79	99.00	89.61			94.34
Canada	78.34	94.19	85.02	86.98	86.04	83.85	74.76			79.09
Norway	106.55	119.97	116.01	111.33	113.05	122.49	109.50			115.68
United Kingdom	99.40	112.33	112.62	108.55	108.85	116.54	111.55			114.06
Europe	105.03	117.40	115.03	110.41	111.82	121.25	109.89			115.35
Australia/Timor-Leste	102.61	115.64	108.76	105.35	108.05	113.00	103.53			108.86
China	100.54	116.85	114.31	114.74	109.98	122.02	113.71			116.40
Indonesia	96.22	108.04	104.13	101.25	102.52	109.16	96.96			103.78
Vietnam	107.37	121.92	118.29	116.23	115.50	126.02	-			126.02
AP/ME	101.63	116.69	112.44	110.53	109.84	117.66	109.12			113.29
Algeria	105.21	120.09	112.63	109.77	112.69	123.50	109.08			116.69
Libya	98.30	-	-	-	98.30	121.68	109.52			113.22
Nigeria	105.49	122.38	116.43	113.49	114.02	122.20	108.80			115.81
Other International	102.53	121.24	114.84	111.58	111.17	122.24	109.33			114.39
Total consolidated operations	98.32	113.30	106.80	106.41	106.05	112.38	105.89			109.13
Equity affiliates	98.83	108.48	104.11	102.10	103.42	111.37	99.28			105.59
Total	98.35	112.95	106.61	106.14	105.87	112.33	105.56			108.95

NGL ($/BBL)
Consolidated operations
Lower 48	45.94	51.45	52.25	51.81	50.55	44.90	34.62			39.79
Canada	54.26	60.23	58.90	54.48	56.84	54.13	48.66			51.60
Norway	54.05	58.91	56.85	57.89	57.20	57.56	53.57			55.26
United Kingdom	63.44	61.31	59.99	60.16	61.42	61.10	56.38			58.60
Europe	59.68	60.04	58.05	58.88	59.19	59.29	54.81			56.80
Australia/Timor-Leste	73.42	78.23	71.77	68.27	72.97	88.97	70.98			80.66
Indonesia	66.26	-	-	-	66.26	90.85	72.30			82.29
AP/ME	73.02	78.23	71.77	68.27	72.87	89.56	71.39			81.17
Nigeria	13.82	12.88	12.60	14.84	13.63	11.97	15.34			13.85
Other International	13.82	12.88	12.60	14.84	13.63	11.97	15.34			13.85
Total consolidated operations	50.77	55.85	54.76	53.39	53.74	52.33	41.96			47.23
Equity affiliates	72.58	73.49	70.79	65.48	70.62	88.24	70.28			78.81
Total	52.27	56.88	55.61	54.03	54.71	54.11	43.55			48.90

Bitumen ($/BBL)
Consolidated operations	47.94	56.91	45.79	69.04	55.16	64.95	54.75			59.55
Equity affiliates	56.15	67.05	60.65	70.42	63.93	60.04	50.85			55.34
Total	54.77	65.74	58.14	70.20	62.56	60.66	51.38			55.89

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.93	4.66	5.04	4.69	4.56	4.68	3.93			4.31
Lower 48	4.11	4.22	4.15	3.48	3.99	2.65	2.10			2.38
Canada	3.59	3.74	3.56	2.93	3.46	1.98	1.61			1.79
Norway	9.61	10.57	9.89	10.09	10.00	10.40	9.58			10.06
United Kingdom	8.18	9.25	8.78	9.80	8.99	9.80	9.49			9.65
Europe	8.59	9.57	9.08	9.88	9.26	9.98	9.52			9.77
Australia/Timor-Leste*	0.81	0.90	1.16	1.12	1.00	1.10	1.10			1.10
China	-	-	-	-	-	-	2.46			2.46
Indonesia	9.43	10.98	10.18	10.01	10.14	10.37	12.85			11.59
Vietnam	1.16	1.11	1.07	1.19	1.13	1.15	-			1.15
AP/ME	8.82	9.80	10.68	9.99	9.82	10.40	11.47			10.89
Libya	0.09	-	-	-	0.09	0.09	0.09			0.09
Nigeria	2.15	2.10	2.36	2.36	2.25	2.53	2.51			2.52
Other International	2.11	2.10	2.36	2.36	2.24	2.52	2.45			2.48
Total consolidated operations	5.54	5.79	5.77	5.47	5.64	5.09	4.63			4.87
Equity affiliates	2.59	3.28	2.85	2.83	2.89	2.58	2.79			2.68
Total	5.22	5.50	5.45	5.19	5.34	4.80	4.41			4.61
*Excludes transfers to Darwin LNG plant.

	2011					2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(299)	(214)	(215)	(248)	(976)	(314)	(265)			(579)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(189)	(175)	(174)	(172)	(710)	(161)	(128)			(289)
Corporate G&A expenses	(61)	(43)	(33)	(53)	(190)	(74)	(44)			(118)
Technology*	2	(3)	44	(28)	15	(18)	(22)			(40)
Separation costs	-	-	-	(25)	(25)	(33)	(40)			(73)
Other	(51)	7	(52)	30	(66)	(28)	(31)			(59)
Total	(299)	(214)	(215)	(248)	(976)	(314)	(265)			(579)
* Includes investment in new technologies or businesses outside of our normal scope of operations and is net of licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(337)	(326)	(325)	(332)	(1,320)	(309)	(315)			(624)
Capitalized interest	112	115	125	136	488	146	145			291
Interest revenue	36	23	16	19	94	11	18			29
Total	(189)	(188)	(184)	(177)	(738)	(152)	(152)			(304)

Debt
Total debt ($ Millions)	23,210	23,196	23,150	22,623	22,623	28,360	23,008			23,008
Debt-to-capital ratio (%)	25%	25%	26%	26%	26%	30%	33%			33%

Equity ($ Millions)	70,536	70,593	66,340	65,749	65,749	67,057	46,443			46,443

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
FX	Foreign Currency
G&G	Geological and Geophysical
G&A	General and Administrative
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
R&D	Research and development
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMCFD	Millions of Cubic Feet per Day